Filed Pursuant to Rule 497(a)

File No. 333-204933

Rule 482ad

TriplePoint Venture Growth BDC Corp. Announces Public Offering of Notes Due 2022

MENLO PARK, Calif., July 11, 2017 – TriplePoint Venture Growth BDC Corp. (NYSE: TPVG) (the “Company”) today announced that it is offering, subject to market and other conditions, notes due 2022 (the “Notes”) in an underwritten public offering.

The Company intends to list the Notes on the New York Stock Exchange and expects trading to commence thereon within 30 days of the original issue date. The interest rate and other terms of the Notes will be determined at the time of pricing of the offering.

The Company expects to use the net proceeds from this offering to redeem all of the outstanding indebtedness under its 6.75% fixed-rate notes due 2020 (the “2020 Notes”), which currently amounts to approximately $54.6 million plus accrued and unpaid interest. The Company expects to use any remaining proceeds after redemption of the 2020 Notes to repay outstanding borrowings under its $200 million revolving credit facility.

Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc. are acting as joint book-running managers. BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC and Compass Point Research & Trading LLC are acting as co-lead managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559); or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; or Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611).

The preliminary prospectus supplement, dated July 11, 2017, and accompanying prospectus, dated April 26, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About TriplePoint Venture Growth BDC Corp.

The Company serves as the primary financing source for the venture growth stage business segment of TriplePoint Capital LLC, the leading global provider of financing across all stages of development to technology, life sciences and other high growth companies backed by a select group of venture capital firms. The Company’s investment objective is to maximize its total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies. The Company is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward Looking Statements

Certain statements contained in this press release constitute forward-looking statements, including statements with regard to the Company’s securities offering and the anticipated use of net proceeds of the offering. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission, including the final prospectus supplement that will be filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contact:

Alan Oshiki or Trevor Martin

Abernathy MacGregor

212-371-5999 / 415-926-7961

aho@abmac.com / trm@abmac.com

2